                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 2, 2000

                             Post Properties, Inc.
                           Post Apartment Homes, L.P.
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                    Georgia
                                    Georgia
                                    -------
                 (State or other jurisdiction of incorporation)

                                    1-12080
                                    0-28226
                                    -------
                            (Commission File Number)

                                   58-1550675
                                   58-2053632
                                   ----------
                      (IRS Employer Identification Number)


           4401 Northside Parkway, Suite 800, Atlanta, Georgia 30327
           ---------------------------------------------------------
                   (Address of principal executive offices)


       Registrant's telephone number, including area code (404) 846-5000
                                                          --------------

                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

         Post Properties, Inc. and Post Apartment Homes, L.P. are filing this Current Report on Form 8-K to file with the Securities and Exchange Commission a press release that was made on October 2, 2000.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  99.1         Press Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: October 2, 2000.


                       POST PROPERTIES, INC.


                       By: R. Gregory Fox
                           -----------------------------------------------------
                           R. Gregory Fox
                           Executive Vice President and Chief Accounting Officer

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: October 2, 2000.


                       POST APARTMENT HOMES, L.P.

                       By: POST GP HOLDINGS, INC.,
                       as General Partner



                       By: R. Gregory Fox
                           -----------------------------------------------------
                           R. Gregory Fox
                           Executive Vice President and Chief Accounting Officer

                                 EXHIBIT INDEX



Exhibit Number and Description
99.1       Press Release